DEFINITIVE PROXY STATEMENT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE VICTORY INSTITUTIONAL FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE VICTORY INSTITUTIONAL FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 17, 2013

The Victory Institutional Funds (the "Trust") will host a Special Meeting of Shareholders (the "Special Meeting") on May 17, 2013 at 11:30 A.M., Eastern Time, as may be adjourned from time to time. This will be a meeting for the shareholders of Institutional Diversified Stock Fund (the "Fund"). The Special Meeting will be held at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio 43219. At the Special Meeting, we will ask shareholders to vote on:

1.  A proposal to elect seven Trustees.

2.  A proposal to approve a new Investment Advisory Agreement between Victory Capital Management Inc. (the "Adviser") and the Trust on behalf of the Institutional Diversified Stock Fund.

In addition, shareholders will be asked to vote on any other business properly brought before the Special Meeting and any adjournments or postponements of the Special Meeting.

The enclosed proxy materials describe, in connection with the proposal to approve a new Investment Advisory Agreement for the Trust, a proposed transaction in which a private equity fund sponsored by Crestview Partners and certain employees of the Adviser will acquire KeyBank National Association's 100% ownership stake in the Adviser.

Any shareholder who owned shares of the Fund on March 25, 2013 (the "Record Date") will receive notice of the Special Meeting and will be entitled to vote at the Special Meeting or any adjournment or postponement of the Special Meeting. Please read the full text of the Proxy Statement for a complete understanding of the proposals.

Dated: April 1, 2013

By Order of the Board of Trustees

Christopher K. Dyer, Secretary
3435 Stelzer Road
Columbus, Ohio 43219

YOUR VOTE IS IMPORTANT!

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF
ADDITIONAL SOLICITATIONS BY VOTING TODAY!

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
THE PROPOSALS ON WHICH YOU ARE BEING ASKED TO VOTE.

Please read the full text of this Proxy Statement. Below is a brief overview of the matters to be voted upon. Your vote is important. If you have questions regarding the proposals please call your Investment Consultant or The Victory Institutional Funds at 1-866-796-3441. We appreciate the confidence you have placed in The Victory Institutional Funds and look forward to helping you achieve your financial goals through investment in The Victory Institutional Funds.

Q.  Why am I receiving these materials?

A.  The Board of Trustees (the "Board") is soliciting your vote in connection with a Special Meeting of Shareholders (the "Special Meeting") to be held on May 17, 2013. As a shareholder of record, you are invited to attend the Special Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement. Your prompt response will help save the costs of further solicitations for shareholder votes.

Q.  What proposals am I being asked to vote on?

A.  You are being asked to vote on the following:

PROPOSAL

1.  To elect seven individuals to serve as Trustees.

2.  To approve a new Investment Advisory Agreement between Victory Capital Management Inc. (the "Adviser") and the Trust, on behalf of the Fund.

Q.  Why am I being asked to elect Trustees?

A.  Federal law generally requires that a majority of the Trust's Trustees be elected by shareholders. Electing Trustees at this Special Meeting will ensure that each of the Trustees has been elected by shareholders, which will save the expense of having to hold a meeting at a later date should vacancies occur that require shareholders to approve new Trustees.

Q.  Are all of the Nominees currently serving as Trustees on the Board of Trustees?

A.  Yes. The proxy statement contains a brief description of each individual's background.

Q.  Why is the Board of Trustees recommending a new Investment Advisory Agreement, and why are shareholders being asked to approve it?

A.  On February 19, 2013, KeyCorp, the parent of the Adviser and Victory Capital Advisors, Inc. (the "Distributor"), entered into an agreement to sell the Adviser and the Distributor to a private equity fund sponsored by Crestview Partners (the "Transaction"). As a result of the Transaction, the Adviser and the Distributor will become portfolio companies of Crestview Partners II, L.P. and its affiliated co-investing funds ("Crestview"). Shareholders are NOT being asked to approve the Transaction. The Fund itself is not a party to the Transaction and the Transaction will not result in any direct change in the structure or operation of the Fund. However, upon the closing of the

Transaction (the "Closing"), your Fund's current investment advisory agreement (the "Current Advisory Agreement") with the Adviser will automatically terminate as required by federal law. To ensure that the management of your Fund can continue without any interruption and that the Adviser can continue to provide your Fund with the same investment management services as the Adviser currently does, we are seeking your approval of a new agreement between the Trust, on behalf of your Fund, and the Adviser (the "New Advisory Agreement"). Your approval of the New Advisory Agreement is also a condition of Crestview's obligation to close the Transaction, although Crestview may waive this condition and proceed with the Closing even if your approval is not obtained. If shareholders approve the New Advisory Agreement in advance of the Closing, the New Advisory Agreement would become effective upon the Closing.

Q.  Will the portfolio manager of my Fund change?

A.  The Adviser does not anticipate any change in the Fund's portfolio manager directly as a result of the Transaction. There can be no assurance that any particular employee of the Adviser will choose to remain at the Adviser before or after the Closing.

Q.  Will the fee rate payable by my Fund increase under the New Advisory Agreement?

A.  No. The investment advisory fee payable under your Fund's New Advisory Agreement will not increase from the Current Advisory Agreement.

Q.  How does the New Advisory Agreement differ from the Current Advisory Agreement?

A.  The terms of the New Advisory Agreement are substantially the same as the Current Advisory Agreement, but contain a new effective date. No changes are being proposed to the advisory services to the Fund by the Adviser or the fees paid by the Fund to the Adviser. The New Advisory Agreement also contains a material change which adds flexibility for the Adviser to operate as a manager of managers. (For an explanation of the term manager of managers, please see the discussion under "What are the Terms of the New Advisory Agreement?".) However, the Adviser has informed the Board that it has no current plans to implement such a change in its operations.

Q.  If the Proposals are approved, when will the New Advisory Agreement take effect?

A.  If Proposal 2 is approved, the New Advisory Agreement will become effective upon the Closing. In order for the Closing to occur, certain other customary conditions must be satisfied (or waived). The Transaction is currently expected to close in the third quarter of 2013. If any conditions to the Closing are not satisfied (and are not waived), the Transaction will not be consummated.

Q.  Has my Fund's Board of Trustees approved these proposals?

A.  Yes. The Board unanimously approved these proposals at a meeting held on February 20, 2013, and recommends that you vote to approve each proposal.

Q.  When and where will the shareholder meeting be held?

A.  The Special Meeting will be held at the Trust's offices, 3435 Stelzer Road, Columbus, Ohio on May 17, 2013, at 11:30 A.M. Eastern Time unless it is adjourned.

Q.  Will the Fund pay for the Proxy Statement and related costs?

A.  All of the costs of the proxy solicitation, which consists of printing, handling and mailing of the proxies and related materials; the proxy solicitation fees and expenses; and expenses reimbursed to persons holding shares as nominees, will be borne one-half by KeyCorp and one-half by Victory Capital Holdings, Inc., a portfolio company of Crestview, after the Fund contributes $9,967 to such costs.

Q.  I have received other proxies from Victory. Is this a duplicate? Do I have to vote again?

A.  This is NOT a duplicate proxy. You are being asked to vote separately for each account you have with the Trust.

Q.  How can I vote my shares?

A.  You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. You may also vote your shares by phone or via the internet by following the instructions on the proxy card(s) or by attending the Special Meeting in person. The enclosed proxy card includes a control number that you will need to have available for your reference if you choose to vote online or by telephone. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call your Investment Consultant or The Victory Institutional Funds at 1-866-796-3441.

Dated: April 1, 2013

By Order of the Board of Trustees

Christopher K. Dyer, Secretary

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THE VICTORY INSTITUTIONAL FUNDS

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 17, 2013

PROXY STATEMENT

INTRODUCTION

This is a Proxy Statement for The Victory Institutional Funds (the "Trust"). The Trustees of the Trust are soliciting proxies for a Special Meeting of Shareholders (the "Special Meeting") of Institutional Diversified Stock Fund (the "Fund") to approve proposals that have already been approved by the Trustees.

We have divided the Proxy Statement into five parts:

Part 1 — An Overview begins on page 3.

Part 2 — Your Fund's Proposals begins on page 3.

Part 3 — More on Proxy Voting and Shareholder Meetings begins on page 24.

Part 4 — Trust Information begins on page 27.

Part 5 — Exhibits begin on page 30.

This Proxy Statement contains the information you should know before voting on the proposals described in the notice. You should read the entire Proxy Statement before voting. If you have any questions, please call your Investment Consultant or the Fund at 1-866-796-3441.

We will begin mailing the Notice of Special Meeting, this Proxy Statement and Proxy Card to shareholders on or about April 3, 2013.

If you sign the proxy card and return it in time to vote at the Special Meeting, your shares will be voted in accordance with your instructions. Signed proxy cards with no instructions will be voted FOR all the proposals. If you want to revoke your proxy, you may do so before it is exercised at the Special Meeting by filing a written notice of revocation with the Fund at 3435 Stelzer Road, Columbus, Ohio, 43219, by returning a signed proxy with a later date before the Special Meeting or, if attending the Special Meeting in person, by notifying the Fund's Secretary (without complying with any formalities) at any time before your proxy is voted.

Photographic identification will be required for admission to the Special Meeting.

The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about the Trust (www.sec.gov). You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 100 F Street, N.E., Washington, DC 20549. You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 100 F Street, N.E., Washington, DC 20549, at prescribed rates.

The Trust's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call the Funds toll-free at 1-866-689-6999 or write to the Funds at 3435 Stelzer Road, Columbus, OH 43219.

Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or Notice of Internet Availability of Proxy Materials, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address or telephone number set forth above.

PART 1 — AN OVERVIEW

The Board of Trustees of the Trust (the "Board") has sent you this Proxy Statement to ask for your vote on proposals affecting your Fund. The Trust will hold the Special Meeting on May 17, 2013 at 11:30 A.M., Eastern Time, as may be adjourned from time to time, at its offices located at 3435 Stelzer Road, Columbus, Ohio 43219 in order to consider the proposals described below.

The Board has fixed the close of business on March 25, 2013 as the Record Date to determine the shareholders who are entitled to notice of the Special Meeting and to vote their shares. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

PART 2 — YOUR FUND'S PROPOSALS

PROPOSAL 1
ELECTION OF TRUSTEES

For election at the Special Meeting, the Board has approved the nomination of the individuals listed below (the "Nominees"), each to serve as Trustee of the Trust until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. All seven of the Nominees are presently Trustees of the Trust. If you grant authority to a third party to vote in the election of Trustees, the persons named as proxies will vote for the election of the Nominees named below, each of whom has consented to serve if elected. If any of the Nominees is unable to serve for any reason, the persons named as proxies will vote for such other Nominee(s) selected by the Board, or the Board may reduce the number of Trustees as provided in the Trust's Bylaws. Any other Nominee(s) who would serve as a Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), ("Independent Trustees") will be selected by the Independent Trustees currently serving on the Board. The Trust knows of no reason why any of the Nominees would be unable to serve if elected.

Background

Federal law generally requires that a majority of the Trust's Trustees be elected by shareholders. The Board may appoint new Trustees to fill vacancies provided that immediately after the appointment of a new Trustee, at least two-thirds of the Trustees shall have been elected by shareholders. The Board currently consists of eight Trustees, six of whom have been elected by shareholders and two of whom have been appointed to fill a prior vacancy. All nominees currently serve as Trustees of the Trust. You are being asked to elect seven Trustees, six of whom are Independent Trustees of the Trust, and one of whom is an "interested person" of the Trust. One of the current Trustees of the Trust is not eligible to stand for election as a result of the Trust's retirement policy for its Trustees.

You are being asked to elect the following Nominees, each of whom currently serves as a Trustee.

•  Mr. David Brooks Adcock

•  Mr. Nigel D. T. Andrews

•  Ms. E. Lee Beard

•  Mr. David C. Brown

•  Ms. Sally M. Dungan

•  Mr. David L. Meyer

•  Mr. Leigh A. Wilson

Nominees for Election to the Board

The following tables summarize information about the Nominees. The Board of Trustees oversees the 16 funds of The Victory Portfolios, the one fund of The Victory Institutional Funds and the one fund of The Victory Variable Insurance Funds. The Victory Variable Insurance Funds and The Victory Portfolios are registered investment companies which, as of the date of this Proxy Statement, together with the Trust, make up the "Victory Fund Complex." After the liquidation of Core Bond Index Fund and Stock Index Fund scheduled to occur on or about April 26, 2013, The Victory Portfolios will consist of 14 funds.

There is no defined term of office, and each Nominee, if elected, may serve until the earlier of resignation, retirement, removal, death, or the election of a qualified successor. The Trust's policy generally requires that a Trustee must retire from the Board upon reaching age 75, and that a Trustee cannot stand for election by shareholders upon reaching the age of 72. The address for the Trustees is c/o The Victory Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219.

Independent Nominees Presently Serving as Trustees

Name (Age)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies During Past 5 Years
David Brooks Adcock, (61)	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, (65)	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation (2000-2010); Old Mutual plc (2002-2010); Old Mutual Asset Management (since 2002).
E. Lee Beard, (61)	Trustee	February 2005	Consultant, The Henlee Group, LLC (strategy and business advisory consulting) (since 2005).	Penn Millers Holding Corporation (January 2011-November 2011).

Name (Age)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies During Past 5 Years
Sally M. Dungan, (59)	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.
David L. Meyer, (55)	Trustee	December 2008	Retired (since 2008), Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008)	None.
Leigh A. Wilson, (68)	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum (since 2004).	Director, Caledonia Mining Corporation (since 2012); Chair, Old Mutual Funds II (2005-2010); Trustee, Old Mutual Funds III (2007-2010).

Interested Nominee Presently Serving as Trustee

Name (Age)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies During Past 5 Years
David C. Brown,* (40)	Trustee	May 2008	Co-Chief Executive Officer (since 2011), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), Victory Capital Management Inc.	None.

*  Mr. Brown is an interested person of the Trust because, among other things, he is an officer of Victory Capital Management Inc. and owns securities issued by KeyCorp.

Information about the Board

The Board currently has an Audit and Risk Oversight Committee, Continuing Education Committee, Investment Committee, Service Provider Committee, Board Governance and Nominating Committee and Agenda Committee. The current membership of each Committee is described below. Karen F. Shepherd, who currently serves as a Trustee, is not eligible to stand for election as a result of the Trust's retirement policy.

The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard and Mr. Wilson. The primary purpose of this Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel. The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The members of the Continuing Education Committee are Ms. Shepherd (Chair), Ms. Beard, and Mr. Meyer. The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

The members of the Investment Committee are Ms. Dungan, (Chair), Mr. Andrews, Ms. Shepherd and Mr. Wilson. The function of this Committee is to oversee the Fund's compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assist the Board in its annual review of each Fund's investment advisory agreement.

The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock, Mr. Brown, and Mr. Meyer. This Committee negotiates the terms of the written agreements with the Funds' service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund's service providers, other than the investment adviser and independent auditors.

The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with its charter and procedures established by the Committee. The Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Institutional Funds, 3435 Stelzer Road, Columbus, Ohio 43219. The Committee (or a designated Sub-Committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Trust or other individuals, including professional recruiters. Considerations relating to prospective nominees include financial knowledge, investment experience, familiarity with the securities industry, and diversity of the Board of Trustees. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair's sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Trust or any third party.

The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Trust has adopted a Charter (the "Charter") of the Board Governance and Nominating Committee (the "Committee").

The Committee must determine that each candidate to serve as an Independent Trustee, in addition to meeting the criteria described in the Charter, is not an "interest person" of the Trust (as defined in the 1940 Act). All Trustee nominees shall complete a questionnaire provided by Counsel that will enable the Committee to make this determination.

The Charter has established minimum qualifications that the Committee believes must be met for a position on the Trust's Board of Trustees. The Charter lists the following personal attributes desirable of candidates to serve as a Trustee. These personal attributes include:

•  Public or private sector stature sufficient to instill confidence.

•  High personal and professional integrity.

•  Good business sense.

•  Able to commit the necessary time to prepare for and attend meetings.

•  Not financially dependent on trustee retainer and meeting fees.

The Charter has identified skills, experience and qualifications for decision making that are desirable for candidates to serve as a Trustee. These factors include:

•  General understanding of financial issues, investing, financial markets and technology.

•  General understanding of balance sheets and operating statements.

•  First-hand knowledge of investing.

•  Experience in working in highly regulated and complex legal framework.

•  Demonstrated ability to maintain "independence" of management and other service agents while maintaining a constructive working relationship.

•  Ability to be critical, but not confrontational.

•  Demonstrated ability to contribute to Board and committee process.

•  Ability to consider diverse issues and make timely, well-informed decisions.

•  Familiarity with the securities industry.

•  Qualification as an "Audit Committee Financial Expert" (desired but not required).

Each of the Nominees for Trustee were identified, selected and approved by the Nominating Committee.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended October 31, 2012, the Board held seven meetings; the Audit and Risk Oversight Committee held four meetings; the Continuing Education Committee held one meeting (but took no formal action); the Investment Committee held seven meetings; the Service Provider Committee held five meetings; the Board Governance and Nominating Committee held four meetings; and the Agenda Committee did not meet. In addition, several Sub-Committees met at various times during the fiscal year.

For the fiscal year ended October 31, 2012, each current Trustee attended at least 75% of the meetings of the Board and of any committees on which he or she served, except for Mr. Brown.

Experience and Qualifications of the Trustees

The following summarizes the experience and qualifications of the Trustees.

•  David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association. The Board believes that Mr. Adcock's knowledge of complex business transactions and the securities industry qualifies him to serve on the Board.

•  Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews is also the non-executive chairman of Old Mutual's U.S. asset management business, where he also sits on the audit and risk committee. Mr. Andrews also serves as a Governor of the London Business School. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, qualifies him to serve as a Trustee.

•  David C. Brown. Mr. Brown serves as Co-Chief Executive Officer (since 2011) of Victory Capital Management Inc., the Funds' investment adviser, and as such is an "interested person" of the Fund. He previously served as President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser. The Board believes that his position and experience with the Adviser, and his previous experience in the investment management business qualifies him to serve as a Trustee.

•  E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard's experience as the chief executive officer of a depository institution and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•  Sally M. Dungan. Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years. She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000-2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995-2000) and Administrative Manager for Lehman Brothers (1990-1995). Ms. Dungan has served on boards, including their audit and investment committees, of public and private institutions. The Board believes Ms. Dungan's extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•  David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.). The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•  Leigh A. Wilson. Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial world. As director of the Mutual Fund Directors Forum ("MFDF"), he is familiar with the operation and regulation of registered investment companies, and served on a MFDF steering committee created at the request of the then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience qualifies him to serve as a Trustee.

Trust Ownership

No Independent Nominee (or any immediate family member) owns beneficially or of record an interest in Victory Capital Management Inc., the Trust's investment adviser (the "Adviser") or Victory Capital Advisers, Inc., the Trust's distributor (the "Distributor"), Crestview Partners II, L.P. or any of its affiliated co-investing funds (together, "Crestview"), or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, the Distributor or Crestview. As of January 31, 2013, the Nominees and officers as a group owned beneficially less than 1% of the Fund.

The following table shows the dollar ranges of Fund shares (and shares of all series of the Victory Fund Complex) beneficially owned by the Nominees in the Funds and in the Victory Fund Complex as of December 31, 2012:

Independent Nominees

Nominee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	None	Over $100,000
Mr. Andrews	None	Over $100,000
Ms. Beard	None	Over $100,000
Ms. Dungan	None	$50,001 – $100,000
Mr. Meyer	None	Over $100,000
Mr. Wilson	None	Over $100,000

Interested Nominees

Nominee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown	None	Over $100,000

Remuneration of Trustees

Beginning January 1, 2012, the Victory Fund Complex paid each Independent Trustee and each Advisory Trustee $132,000 per year for his or her services to the Funds in the Victory Fund Complex. The Independent Chair was paid an additional retainer of $66,000 per year. The Board reserves the right to award reasonable compensation to any Interested Trustee.

The following table indicates the compensation received by each Trustee from the Victory Fund Complex for the fiscal year ended October 31, 2012. As of October 31, 2012, there were 17 mutual funds in the Victory Fund Complex for which the Trustees listed below were compensated. Dividend Growth Fund of The Victory Portfolios commenced operations on November 1, 2012. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees

Trustee	Aggregate Compensation From the Trust	Total Compensation From the Victory Fund Complex
Mr. Adcock	$10,118	$132,000
Mr. Andrews	$10,118	$132,000
Ms. Beard	$10,118	$132,000
Ms. Dungan	$10,118	$132,000
Mr. Meyer	$10,118	$132,000
Mr. Wilson	$15,177	$198,000

Interested Trustees

Trustee	Aggregate Compensation From the Trust	Total Compensation From the Victory Fund Complex
Mr. Brown	None	None

Deferred Compensation

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex. Such amounts are invested by the Victory Fund Complex in one or more Funds or cash, as selected by the Trustee. The following table lists, as of December 31, 2012, the Trustees nominated for reelection who have elected to defer all or a portion of their compensation from the Victory Fund Complex during the fiscal year ended October 31, 2012, the Funds or cash owned, and the approximate dollar value of the deferred compensation.

Trustee	Victory Fund	Approximate Dollar Value of Deferred Compensation
Mr. Adcock	Fund for Income of The Victory Portfolios	$281,563

Officer Compensation

The following table indicates the compensation received by the only officer of the Victory Fund Complex who receives compensation from the Victory Fund Complex for the fiscal year ended October 31, 2012. Payments are made to EJV Financial Services LLC, which provides the services of the Chief Compliance Officer, Edward J. Veilleux.

Officer	Aggregate Compensation From the Trust	Total Compensation From the Victory Fund Complex
Mr. Veilleux	$11,636	$169,247

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, including a majority of the Independent Trustees, has selected Ernst & Young LLP ("E&Y"), Scripps Center, 312 Walnut Street, Suite 1900, Cincinnati, OH 45202, to serve as the independent registered public accounting firm for the Victory Fund Complex. E&Y, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit and Risk Oversight Committee that it is an independent registered public accounting firm with respect to the Fund.

No representatives of E&Y will be present at the Special Meeting.

The table included in Exhibit A summarizes for the Trust for the two most recent fiscal years ended October 31, the fees billed by E&Y for all audit and non-audit services provided directly to the Trust. The fee information is presented under the following captions:

(a)  Audit Fees — fees related to the audit and review of the financial statements included in the annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)  Audit-Related Fees — fees related to assurance and related services that are reasonably related to the performance of the audit or the review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c)  Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

(d)  All Other Fees — fees for products and services provided to the Trust other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

The charter of the Audit and Risk Oversight Committee requires that the Audit and Risk Oversight Committee approve (a) all audit and permissible non-audit services to be provided to the Fund, and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Affiliated Service Providers") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit and Risk Oversight Committee has implemented policies and procedures by which such services may be approved other than by the full Committee, subject to subsequent review and approval by the Committee. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit and Risk Oversight Committee.

For each Fund's two most recent fiscal years, E&Y provided no services to the Fund for which the preapproval requirement was waived.

The Audit and Risk Oversight Committee has considered whether the provision of non-audit services rendered by E&Y to the Adviser and Affiliated Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor's independence. All services provided by E&Y to the Fund, the Adviser or Affiliated Service Providers that were required to be pre-approved were pre-approved as required.

Required Vote

Trustees are elected by a plurality of the votes cast at the Special Meeting in person and by proxy.

Recommendation

The Board unanimously recommends that shareholders vote "FOR" the election of the Nominees as Trustees of the Trust included as Proposal 1.

INTRODUCTION TO PROPOSAL 2

Proposed New Investment Advisory Agreement

Shareholders of each Fund are being asked to approve the New Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser. The Board has approved, and recommends that shareholders of the Fund approve the New Advisory Agreement. If you grant authority to a third party to vote regarding Proposal 2, the persons named as proxies will vote for the Proposal.

On February 19, 2013, KeyCorp, the parent of the Adviser and the Distributor, entered into an agreement to sell the Adviser and the Distributor to a private equity fund sponsored by Crestview Partners (the "Transaction"). Pursuant to separate contractual arrangements, certain members of management of the Adviser and the Distributor have agreed to participate alongside Crestview Partners in the Transaction. The private equity fund sponsored by Crestview Partners is Crestview Partners II, L.P. and its affiliated co-investing funds (together, "Crestview"), which, along with certain members of management, will acquire KeyBank National Association's ("KeyBank") 100 percent ownership of the Adviser and KeyCorp's 100 percent ownership of the Distributor for $246 million in cash and debt, subject to adjustment at the closing of the Transaction (the "Closing"). KeyBank is a wholly-owned subsidiary of KeyCorp. The purchase price will consist of $201 million of cash at Closing and a $45 million seller note payable to KeyCorp. The final value of the note will be determined at the end of 2013. Shareholder approval of the New Advisory Agreement is a condition to Crestview's obligation to consummate the Closing, and the Transaction is subject to other customary closing conditions and consents of certain investment advisory clients of the Adviser. The Transaction is currently expected to close in the third quarter of 2013.

Shareholders are NOT being asked to approve the Transaction. Rather, as described below, shareholders are being asked to vote on certain proposals, one of which is presented as a result of the Transaction.

After the Closing, the Adviser will continue to operate under its current name, and its senior management and portfolio managers (except as noted below) will continue to lead the firm and will beneficially own a significant minority interest in the Adviser. Crestview, through its affiliated entities, will beneficially own a majority interest in the Adviser. The Adviser believes that the Transaction will help assure that it will retain its culture and disciplined investment process, and will allow the Adviser to attract and retain key investment professionals, and continue to provide a high level of service to the Victory Fund Complex. Under the 1940 Act, the Transaction will result in a change of control of the Adviser, which will result in the automatic termination of the existing investment advisory agreement dated August 2, 2004 for the Fund (the "Current Advisory Agreement"). The Adviser's municipal bond portfolio management team is expected to transfer their employment to a subsidiary of KeyBank at or before the Closing. In addition, the portfolio manager for passive products was replaced effective April 1, 2013. Neither of these changes affects the Fund.

In order for the Adviser to be able to continue to provide investment advisory services to the Fund following the Closing, shareholders of the Fund must approve the New Advisory Agreement.

CONDITIONS TO CLOSING THE TRANSACTION

Shareholder approval of the New Advisory Agreement is a condition to Crestview's obligation to consummate the Closing, and the Transaction is subject to other customary closing conditions and consents of certain advisory clients of the Adviser. The Transaction is currently expected to close in the third quarter of 2013. There is no assurance, however, that the Transaction will close. If it does not, then the Current Advisory Agreement will remain in effect.

WHO WILL OWN THE ADVISER AFTER THE TRANSACTION?

The Adviser and the Distributor will be owned by Victory Capital Holdings, Inc. That entity will be owned primarily by Crestview. In addition, it is contemplated that after the Closing, certain officers and employees of the Adviser (including Mr. Brown) will beneficially own, collectively, a significant minority interest in Victory Capital Holdings, Inc. Crestview is a private equity fund organized in 2007 with approximately $2.4 billion in capital commitments. Crestview Advisors, L.L.C. serves as investment adviser to Crestview and Crestview Partners, L.P. and its affiliated co-investing funds, a private equity fund organized in 2004, which fund complexes combined had capital commitments totaling approximately $4 billion as of December 31, 2012.

HOW DOES PROPOSAL 2 AFFECT SHAREHOLDERS OF THE VICTORY INSTITUTIONAL FUNDS?

No changes are proposed to the overall level of services the Adviser currently provides to the Fund and no changes are proposed to the level of fees payable by the Fund for those services. The Adviser has informed the Board that it does not anticipate any changes in the portfolio managers or the portfolio management team of the Fund as a result of the Transaction.

WHAT ARE THE TERMS OF THE NEW ADVISORY AGREEMENT?

The form of the New Advisory Agreement is attached as Exhibit B. The description of the New Advisory Agreement that follows is qualified in its entirety by reference to the exhibit.

Except as described below, the New Advisory Agreement will be similar in all material respects to the Current Advisory Agreement. Under the New Advisory Agreement, the Adviser will continue to serve as investment adviser to the Fund, retain ultimate responsibility for the management of, and provide investment oversight and supervision of, the Fund. These investment management services will be similar in all material respects to the investment advisory services provided under the Current Advisory Agreement, and the Adviser's fees for these services will remain unchanged under the New Advisory Agreement.

Under the New Advisory Agreement, as is the case with the Current Advisory Agreement, the Fund is obligated to pay the Adviser an annual fee, paid monthly. The Fund also bears all fees and expenses of its operations other than those assumed by the Adviser or its underwriter by agreement. The advisory fee rate paid to the Adviser, summarized below, will remain unchanged. The New Advisory Agreement provides that Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the New

Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by Adviser of its duties and obligations thereunder. This standard is the same standard that is contained in the Current Advisory Agreement.

To the same extent permitted under the Current Advisory Agreement, the New Advisory Agreement permits the Adviser to enter into sub-advisory agreements for the benefit of the Fund, although the Adviser would continue to have ultimate responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement. If the Adviser enters into sub-advisory agreements for the Fund, the Adviser would bear the costs and expenses payable to the sub-adviser, as well as all expenses in connection with the performance of its advisory services for the Fund. The Adviser is also permitted under a new provision in the New Advisory Agreement to operate as a "manager of managers" for the Fund. This provision provides increased flexibility for the Adviser to operate in the manner it deems most efficient. In a manager of managers arrangement, the Adviser would retain ultimate responsibility for all investment advisory services furnished to the Fund and would monitor compliance by any sub-advisers with investment objective, strategies, policies, limitations and restrictions applicable of the Fund. Currently these provisions are included in the investment advisory agreement for The Victory Portfolios, and including these provisions for the Trust would make the same structure available for the Fund and future funds of the Trust, subject to receipt of any additional SEC exemptive relief, if required, and further shareholder approval, if required. The Adviser has informed the Board that it has no current plans to implement a manager of managers or sub-advisory arrangement for the Fund. The New Advisory Agreement also adds a provision that permits payment of brokerage commissions to broker-dealers affiliated with the Adviser. The New Advisory Agreement will be governed by Delaware law; the Current Advisory Agreement is governed by Ohio law.

Under both the Current Advisory Agreement and the New Advisory Agreement, except to the extent the Adviser has delegated any advisory functions to a sub-adviser as permitted under the New Advisory Agreement, the Adviser will determine, subject to the general supervision and oversight of the Board, and in accordance with the Fund's investment objective and policies, which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute portfolio transactions. Except to the extent the Adviser has delegated any advisory functions to a sub-adviser as permitted under the Agreement, allocation of transactions to broker-dealers is determined by the Adviser, in its best judgment and using its best efforts to seek the best overall terms available. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services provided to the Fund and or other funds and accounts over which the Adviser or its affiliates exercise investment discretion. During the fiscal year ended October 31, 2012, no commissions were paid to affiliated brokers in connection with the purchase or sale of securities for any of the funds in the Victory Fund Complex.

Under both the Current Advisory Agreement and the New Advisory Agreement, the Fund bears certain other expenses incurred in its operation, including: interest; taxes; brokerage fees and commissions; fees of Board members who are not employees of the Adviser; legal and audit expenses; administrator, custodian, pricing, bookkeeping, registrar and transfer agent fees and expenses; SEC and state blue sky fees; printing and mailing costs for shareholder reports and proxy statements and related solicitation and other costs, unless otherwise provided for; expenses of typesetting Prospectuses and Statements of Additional Information and supplements thereto, as well as costs of mailing the same to existing shareholders; insurance premiums for fidelity bonds and other insurance coverage approved by the Board; association membership dues approved by the Board; costs of indemnification; and any extraordinary expenses including related legal expenses.

Under the Current Advisory Agreement, the Adviser may delegate functions to affiliates that are under the indirect control of KeyCorp, and the reference to KeyCorp is eliminated in the New Advisory Agreement. In addition, the Current Advisory Agreement references the fact that under separate arrangements, the names "Victory" and derivatives thereof are licensed to the Trust by KeyCorp directly or through one of its subsidiaries, and the Trust's continued use of such names is subject to the right of KeyCorp or its applicable subsidiary to withdraw this permission in the event the Adviser or another subsidiary of KeyCorp is not the investment adviser to the Trust. The Board expects a similar name license will be granted at Closing by the Adviser, which will be the owner of the relevant names upon Closing. The license will be subject to the right of the Adviser, rather than KeyCorp, to withdraw this permission in the event the Adviser or one of its affiliates is not the investment adviser to the Trust.

The Current Advisory Agreement had an initial term of two years and could be renewed annually by the approval of a majority of the trustees, including a majority of the trustees that are not "interested persons" of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act ("Independent Trustees"). At a meeting held on November 30, 2011, the Board approved continuation of the Current Advisory Agreement until December 31, 2012. At a meeting held on December 29, 2012, the Board approved the continuation of the Current Advisory Agreement until December 31, 2013. At a meeting held on February 20, 2013, the Board approved the New Advisory Agreement. The New Advisory Agreement will continue for an initial term ending on December 31, 2014 and may be renewed annually thereafter so long as it is approved annually by a majority of the Trustees, including a majority of the Independent Trustees. Like the Current Advisory Agreement, the New Advisory Agreement: (1) is terminable at any time, with respect to any Fund, without penalty on 60 days written notice by the Board or by vote of a majority of the outstanding shares of the applicable Fund, or on 60 days written notice by the Adviser with respect to all Funds; and (2) terminates automatically in the event of assignment, as defined in the 1940 Act.

The Fund's shareholders last approved the Fund's Current Advisory Agreement, in accordance with the requirements of the 1940 Act, as of June 27, 2005 by an initial consent of sole shareholder.

HOW DO THE FUNDS COMPENSATE THE ADVISER FOR ITS SERVICES TO THE FUND?

Exhibit C sets forth the advisory fee rate under the Current Advisory Agreement with respect to the Fund, and the advisory fees paid to the Adviser by the Fund during the fiscal year ended October 31, 2012 and any advisory fees waived or expenses reimbursed or recaptured by the Adviser. The advisory fee rate of the Fund will not change under the New Advisory Agreement.

In addition, Exhibit D sets forth investment advisory fees paid to the Adviser by other funds having a similar investment objective as the Fund, as well as the advisory fee rates applicable to those funds along with such funds' net asset values (or the assets managed by the Adviser) on December 31, 2012, along with any advisory fees waived or expenses reimbursed or recaptured by the Adviser with respect to those funds.

The Adviser (also known as the "Administrator") also serves under separate agreements as Administrator and Fund Accounting Agent for the Fund. Exhibit C also sets forth the administration fee rates under the Administration and Fund Accounting Agreement with respect to the Fund, and the administration fees paid to the Administrator by the Fund during the fiscal year ended October 31, 2012. The administration fee rate of the Fund will not change as a result of the Transaction.

In addition, Exhibit D sets forth the administration fees paid to the Administrator by other funds having a similar investment objective as the Fund, as well as the administration fee rates applicable to those funds along with such funds' net asset values on December 31, 2012.

OTHER FEES PAID BY THE FUNDS TO AFFILIATES OF THE ADVISER

Exhibit C also shows fees paid by the Fund during its most recent fiscal year to affiliates of the Adviser, including fees for all of the services described below.

KeyBank serves as custodian for Balanced Fund, Core Bond Index Fund, Diversified Stock Fund, Dividend Growth Fund, Established Value Fund, Fund for Income, Investment Grade Convertible Fund, Large Cap Growth Fund, National Municipal Bond Fund, Ohio Municipal Bond Fund, Small Company Opportunity Fund, Special Value Fund and Stock Index Fund of The Victory Portfolios and, the Trust and The Victory Variable Insurance Funds. KeyBank receives fees at an annualized rate of 0.0081% of the Victory Fund Complex's aggregate average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund, plus applicable per transaction fees. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services. Prior to July 1, 2012, this fee was 0.0098%. No change in the custody relationship between the Fund and KeyBank is anticipated as a result of the Transaction, and KeyBank is expected to continue to serve in this role if the New Advisory Agreement is approved.

The Victory Fund Complex (except International Fund, International Select Fund and Global Equity Fund) participates in a short-term, demand note "Line of Credit" agreement with KeyCorp. Under the agreement, the Victory Fund Complex (except International Fund, International Select Fund and Global Equity Fund) may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.15% on the committed $50 million for providing the Line of Credit. Prior to June 1, 2012, there was a committed credit line of $150 million with an annual commitment fee of 0.30%. Each fund in the Victory Fund Complex (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The Line of Credit expires May 31, 2013, and KeyBank has indicated that it is willing to extend a line of credit through December 31, 2013.

WHAT IF THE FUND'S SHAREHOLDERS DO NOT APPROVE THE NEW ADVISORY AGREEMENT?

If the Fund's shareholders do not approve the New Advisory Agreement, Crestview will not be obligated to close the Transaction. However, if the Fund's shareholders do not approve the New Advisory Agreement but the Closing nevertheless occurs, the Adviser will cease to serve as the investment adviser to the Fund as of the date of the Closing except as described below. In the event that the New Advisory Agreement is not approved by the Fund's shareholders prior to the Closing, the Board will consider what other action is necessary, appropriate, and in the best interests of the Fund and its shareholders under the circumstances, which may include approving an interim advisory agreement with the Adviser in accordance with Rule 15a-4 under the 1940 Act pending a further shareholder vote on the New Advisory Agreement. Rule 15a-4 permits an investment adviser to provide services to a mutual fund for a temporary period of time without shareholder approval of the interim agreement so long as the fund's board of trustees, including a majority of the trustees who are not "interested persons" (as defined by Section 2(a)(19) under the 1940 Act) of the mutual fund, approves the interim agreement and the following conditions, among others, are met:

-  The interim agreement terminates within 150 days;

-  Compensation to be received by the investment adviser under the interim agreement is no greater than the compensation the adviser would have received under the previous investment advisory agreement, and subject to certain exceptions, the interim agreement contains the same terms and conditions as the previous agreement;

-  Compensation earned by the investment adviser under the interim agreement is held in an interest-bearing escrow account pending shareholder approval of a new investment advisory agreement with the adviser;

-  If shareholders approve the New Advisory Agreement within 150 days of the effective date of the interim agreement, the amount held in the escrow account, including interest, will be paid to the investment adviser; and

-  If shareholders do not approve the New Advisory Agreement within the above timeframe, the investment adviser will be paid the lesser of the costs incurred performing its services under the interim agreement or the total amount in the escrow account, including interest earned.

DO ANY TRUSTEES, EXECUTIVE OFFICERS OR THEIR ASSOCIATES HAVE A SUBSTANTIAL INTEREST IN APPROVAL OF THE NEW ADVISORY AGREEMENT?

Yes, certain officers and employees of the Adviser do have a substantial interest in the approval of the New Advisory Agreement.

As noted above, Crestview's obligation to consummate the Closing is contingent on a number of customary conditions, and among them is the approval by Fund shareholders of the New Advisory Agreement.

In addition, it is contemplated that after the Closing, certain officers and employees of the Adviser (including Mr. Brown) will beneficially own, collectively, a significant minority interest in Victory Capital Holdings, Inc., which would be the direct parent of the Adviser immediately following the Closing.

The agreement between KeyCorp and Crestview relating to the Transaction does not require any change in the Trustees or officers of the Trust or the Victory Fund Complex. After the Closing, Mr. Brown and Christopher A. Ohmacht are expected to continue to serve as members of the Board of Directors of the Adviser.

WHAT DID THE BOARD CONSIDER IN APPROVING THE NEW ADVISORY AGREEMENT?

The Trust's Board met in person on October 3-4, 2012 October 24, 2012, December 5, 2012 and February 20, 2013 to review information about the Transaction and its potential impact on the Fund and consider the terms of the New Advisory Agreement. The Board, and separately the Independent Trustees and their counsel, had an opportunity to review the information provided in advance of the meeting by the Adviser and counsel to the Victory Fund Complex. This information included materials that provided detailed information from the Adviser about the Transaction, including information about the financial terms of the Transaction, information provided in response to a detailed series of questions submitted by counsel to the Independent Trustees of the Trust in advance of the meeting, information about Crestview (which is expected to have a majority beneficial interest in the Adviser following the Closing) and memoranda outlining the legal duties of the Board. The Board also discussed the structure of the Transaction with representatives of the Adviser and Crestview, and the Independent Trustees also met in executive session with their counsel on July 31, 2012, August 15, 2012, August 20, 2012, August 29, 2012, September 5, 2012 and September 13, 2012.

The Board considered this new information carefully in conjunction with the detailed information provided to them by the Adviser with respect to the Board meetings held on October 24, 2012, December 5, 2012, and December 29, 2012 in connection with the Board's annual evaluation and approval of the continuance of the Current Advisory Agreement. In evaluating the New Advisory Agreement, the Board conducted a review that was specifically focused upon the approval of the Agreement, and relied upon the Board's knowledge, resulting from its meetings throughout the year, of the Adviser, its services and the Fund.

In approving the New Advisory Agreement, determining to submit it to shareholders for approval and to recommend its approval by shareholders, the Trustees considered several factors discussed below. The Board was advised by legal counsel to the Victory Fund Complex and legal counsel to the Independent Trustees with respect to their deliberations regarding the approval of the New Advisory Agreement. The discussion below is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

(A)  THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER: With respect to this factor, the Board considered information it believed necessary to assess the stability of the Adviser as a result of the Transaction and to assess the ongoing nature and quality of services to be provided to the Victory Fund Complex by the Adviser following the Closing. The Trustees reviewed the details of the anticipated equity structure of the Adviser following the Closing generally and with respect to the identity and business of the entities and individuals that are expected to become direct or indirect equity owners of the Adviser as a result of the Transaction, including the financial resources of those entities and their ability to assist in growing the Adviser's business and/or in servicing the Fund. In this regard, the Trustees considered information about how the Adviser's management and operations would be structured following the Transaction including in particular how the Transaction might affect the Adviser's performance or its delivery of services under the New Advisory Agreement. In particular, the Board noted that the Transaction would result in senior employees of the Adviser having an equity stake in the Adviser, which should align their long-term interests with the interests of the Adviser. In addition, the Board observed that employee ownership in the Adviser, and the long-term nature of that ownership, and increasing benefits to management from the growth of assets under management should help the Adviser retain key management and investment personnel, which is important when considering the stability of the Adviser.

The Trustees considered information addressing the projected benefits to the Adviser expected to result from the Transaction. They received information describing how the Transaction is expected to affect the Adviser's business, including the departure or hiring of key personnel, the Adviser's continuing relationship with KeyCorp and/or new or changed agreements with KeyCorp and its affiliates regarding the Adviser's personnel or services. The Trustees reviewed the actions proposed to be taken by the Adviser to minimize the likelihood that the Adviser would have any departures of key management and/or investment personnel and whether compensation and other benefits expected to be offered by the Adviser following the Transaction would be adequate to attract and retain high-caliber investment and other relevant professional employees. The Adviser does not expect that the departure of any of its personnel will affect the management of the Fund. With respect to portfolio managers of each fund of the Victory Fund Complex, the Trustees received information describing changes that the Adviser anticipated making in the structure of, and the method used in determining, the compensation and incentive programs (e.g., salary, bonus, deferred compensation, and pension and retirement plans and arrangements) received by key investment and management personnel and considered how these changes are expected to better align the interests of key investment and management personnel with those of the

Fund's shareholders and to promote the long-term performance of the funds. The Board concluded that the compensation and incentive programs were competitive and should help to retain key personnel.

The Adviser summarized for the Board its efforts both initially and on an ongoing basis to retain the Adviser's clients and to respond to questions from clients and potential clients regarding the Transaction. In this regard, the Trustees also considered information concerning KeyCorp's and the Adviser's plans for the Adviser or its affiliates to continue to provide investment management and research to KeyCorp and its clients on terms substantially similar to those currently in place.

The Board also considered the general experience, business and operations of the Adviser (as well as the experience of key personnel from Crestview) and information as to the Adviser's projected financial condition and resources following the Closing and in each of the next several years.

Based on these and other factors, the Board concluded that the information presented to and considered by the Board regarding advisory personnel and their retention justified approval of the New Advisory Agreement. The Board concluded that it was likely that the Adviser would continue to provide the same type and quality of services to the Victory Fund Complex following the Closing as the Adviser has historically provided the Victory Fund Complex.

(B)  THE INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER: In considering the investment performance of the Fund, the Board took note of its comprehensive review of the performance of the Victory Fund Complex during the Board's October 24, 2012 meeting at which the Board reviewed information concerning the continuance of the Current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the one-, three- and five-year and since inception total investment performance, on both a gross and net basis, of the Fund's Class A shares as of July 31, 2012 and compared this information to the performance of the Fund's benchmark(s), where applicable, and the median performance of the Fund's "peer group" as categorized by Morningstar, Inc. ("Morningstar"). In addition, the Board considered the Fund's one-, three- and five-year Morningstar "ranking" within the Fund's peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year and the overall "star" ratings of the Fund by Morningstar.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the New Advisory Agreement.

(C)  THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUND: With respect to this factor, the Board took note of its comprehensive review of the Adviser's profitability during the Board's October 24, 2012 meeting at which the Board considered the continuance of the Current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. The Board also reviewed information provided to them by the Adviser that described the anticipated effect the Transaction would have on current and future revenue sharing arrangements, including arrangements with KeyCorp and its affiliates, and the Adviser's profitability following the Closing. The Board observed that any projection regarding the Adviser's profitability would depend on many assumptions as to the Adviser's financial condition and operations following the Closing and would be, therefore, speculative. For these reasons, the Board gave measured consideration to projections regarding the Adviser's future profitability in determining whether to approve the New Advisory Agreement.

Based on these considerations, the Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund was reasonable.

(D)  THE EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT ECONOMIES OF SCALE: In considering economies of scale with respect to the Fund, the Board took note of its comprehensive review of economies of scale during the Board's October 24, 2012 meeting at which the Board considered the continuance of the Current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the Adviser's willingness in recent years and on an on-going basis to review the advisory and other fees of all the funds in the Victory Fund Complex for reasonableness and market rate comparability, and, where appropriate, to renegotiate contracts on behalf of the funds and reduce fees (both directly and through the implementation of contractual breakpoints in the advisory fees of certain funds of the Victory Fund Complex and implementation of fee waivers and expense caps) in an overall effort to reduce the funds' total operating expenses. The Board considered the Adviser's representation that it will seek to share economies of scale with the shareholders of the Victory Fund Complex through appropriate mechanisms in the future. Based on all of the above, the Board concluded that the Adviser's efforts in this regard supported approving the New Advisory Agreement.

(E)  A COMPARISON OF FEE LEVELS OF THE FUND WITH THOSE OF COMPARABLE FUNDS: In considering the advisory fees applicable to the Fund compared to those of comparable funds, the Board took note of its comprehensive review of the Fund's fee level, including comparative fee information for peer funds, during the Board's October 24, 2012 meeting at which the Board considered the continuance of the Current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered each Fund's advisory fees and total expenses as they compared to those of comparable funds, identified using a framework developed by a third party consultant and drawn from the Morningstar universe of funds, in the case of the advisory fee comparisons, and to the funds included in the Fund's respective Morningstar category in the case of total expense comparisons. The Board also considered the Fund's total operating expense ratio (and certain components of the total expense ratio) of the Fund's Class A shares in comparison to those of Class A shares of each comparable fund in the Fund's Morningstar peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund's Morningstar peer group. This information assisted the Board in assessing the fee and expense levels of the Fund in comparison to the fee and expenses levels of the Fund's peer group of funds.

The Board also took into consideration the fact that the Adviser did not propose nor anticipate proposing any changes in the current advisory fees or other fees applicable to the Fund payable to it as a result of the Transaction. Based on these fee and expense comparisons, the Board concluded that the current advisory fee and total fee level of the Fund should not preclude approval of the New Advisory Agreement.

(F)  BENEFITS DERIVED OR TO BE DERIVED BY THE ADVISER FROM THE RELATIONSHIP WITH THE VICTORY FUND COMPLEX: In considering the benefits derived or to be derived by the Adviser from the relationship with the Victory Fund Complex, the Board took note of its comprehensive review of the Adviser's relationship with the Victory Fund Complex during the Board's October 24, 2012 meeting at which the Board considered the continuance of the Current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the Adviser's representation that, beyond the fees earned by the Adviser and its affiliates for providing services to the funds of the Victory Fund Complex, the Adviser may benefit from its relationship with the Victory Fund Complex in the sense that separately managed account clients may view the additional assets under management resulting from managing the Victory Fund Complex as a positive attribute. In addition, the Board noted that the Adviser also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Adviser's name. The Board also considered the Adviser's representation that, although money managers may benefit from the use of "soft dollars" obtained from broker-dealers through payment of commissions on trades in client accounts, the Adviser believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on this information, the Board concluded that these additional benefits should not preclude approval of the New Advisory Agreement.

(G)  TERMS OF THE TRANSACTION BETWEEN KEYCORP AND CRESTVIEW: The Board considered the terms of the Transaction between KeyCorp and Crestview, as well as the anticipated changes in the Board of Directors of the Adviser subsequent to the Closing.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board, including by a separate vote of the Independent Trustees at an in-person meeting held on February 20, 2013, unanimously approved the New Advisory Agreement and unanimously voted to recommend the New Advisory Agreement to shareholders for approval.

RELIANCE ON SECTION 15(f) OF THE 1940 ACT

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser's affiliated persons (as that term is defined in the 1940 Act), to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. The Board has been advised that KeyCorp and Crestview intend to rely on Section 15(f) and Victory Capital Holdings, Inc. has undertaken to use its reasonable best efforts to cause the business of the Adviser in respect of the Fund to comply with the conditions of Section 15(f) after Closing.

First, for a period of three years after the Closing, at least 75% of the Board must be comprised of persons who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor or successor adviser. The Trust intends to comply with this 75% requirement with respect to the Board for the three-year period following the Closing.

The second condition of Section 15(f) is that, for a period of two years after the Closing, there must not be imposed on the Fund any "unfair burden" as a result of the Transaction or any express or implied terms, conditions or understandings related to it. An "unfair burden" would include any arrangement whereby an adviser, or any "interested person" of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Fund or its shareholders (other than fees for bona fide investment advisory or other services necessary for the operation of the Fund) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Recommendation

The Board has concluded that the New Advisory Agreement would be in the best interests of the Fund's shareholders. The Board unanimously recommends that shareholders of the Fund vote "FOR" Proposal 2.

Required Vote

Approval of Proposal 2 requires the approval of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" means the lesser of one more than half of the number of shares that are issued and outstanding as of the Record Date or 67% of the voting shares of the Fund present at the Special Meeting if more than 50% of the voting shares of the Fund are present at the Special Meeting in person or by proxy.

Proposal 2 is contingent upon the Closing.

OTHER MATTERS

The Board does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If any other business should come before the Special Meeting, the persons named on the accompanying proxy card (or their substitutes) will vote thereon in accordance with their best judgment.

PART 3 — MORE ON PROXY VOTING
AND SHAREHOLDER MEETINGS

General Information about Proxy Voting

The Board is soliciting your proxy to vote on the matters described in this Proxy Statement.

Only shareholders of record of the Fund at the close of business on the Record Date, March 25, 2013, may vote at the Special Meeting. The Fund is the only fund offered by the Trust, and the Fund offers only Class A shares. As of the Record Date, 50,205,905.282 Class A shares of the Fund were issued and outstanding, each share being entitled to one vote and each fractional share being entitled to an equivalent fractional vote.

Beneficial Ownership of Shares

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Fund. To the best of the knowledge of the Trust, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date. KeyBank possesses voting power over some of those shares of which it is the record owner, in view of which, such shares could be deemed to be beneficially owned by KeyBank and its affiliates. For purposes of this Proxy Statement, all of the shares owned of record by KeyBank as of the Record Date have been disclosed as being beneficially owned even though KeyBank may not have voting power over all of those shares.

KeyCorp has informed the Victory Fund Complex that KeyCorp and its affiliates intend to vote shares of the funds of the Victory Fund Complex which they own, control or have the power to vote in the following manner:

•  If the shares are owned by KeyCorp or its affiliates, and are held for its own account and not in a fiduciary capacity, KeyCorp will vote "FOR" Proposals 1 and 2.

•  With respect to shares held by KeyCorp or its affiliates in a fiduciary capacity:

°  If another party has the power to vote the shares (e.g., co-trustee, grantor), regardless of whether such other party has sole voting power or shared voting power with Key, the other person with voting power will vote the proxy;

°  If Key has sole discretionary authority, then Key will vote the shares in accordance with the recommendation of an independent adviser.

•  Shares held by participants in Key's 401(k) plan will be voted in accordance with the recommendation of an independent adviser.

Victory Fund and Share Class	Name and Address of Owner	Shares Owned	Percent of Class Owned
Victory Institutional Diversified Stock Fund Class A	Fidelity Investments Institutional Operations Company Inc Employee Benefit Plans 100 Magellan Way KW1C Covington KY 41015	14,860,167.359	29.60%
	MAC & Co TTE PO BOX 3198 Pittsburgh PA 152303	7,577,709.752	15.09%
	ING Investment Advisors, LLC C/O ING Institutional Plan Services, LLC PO Box 55181 Boston MA 02205	4,265,136.761	8.50%
	Minnesota Life 400 Robert St N. Saint Paul, MN 55101	3,891,341.836	7.75%

Victory Fund and Share Class	Name and Address of Owner	Shares Owned	Percent of Class Owned
	State Street Bank Custodian for State of Hawaii Deferred Comp Plan 425 Queen Street Honolulu HI 96813	3,240,669.013	6.46%
	SNBOC and Company 4900 Tiedeman Road Brooklyn OH 44144	2,794,247.171	5.57%
	Mercer Trust Company Trustee for MMC 401(k) Savings One Investors Way Norwood, MA 02062	2,567,563.329	5.11%

In addition to the solicitation of proxies by mail, the Trust may use the services of officers and employees of the Trust, the Adviser, and the Distributor (none of whom receive any compensation for that service), to solicit proxies by telephone, internet and personal interview, and may also provide shareholders with a procedure for recording their votes by internet, facsimile, telephone or other electronic means. In addition, the Trust is employing AST Fund Solutions, LLC to solicit proxies, for which it expects to pay proxy solicitation fees and additional out-of-pocket expenses estimated at $27,599.

This proxy solicitation is made by and on behalf of the Board of Trustees of the Trust. Persons holding shares as nominees will, upon request, be reimbursed by the Trust for their reasonable expenses incurred in sending soliciting material to their principals. The costs of the proxy solicitation, which consists of preparing, printing, handling and mailing of the proxies and related materials; the proxy solicitation fees and expenses; and expenses reimbursed to persons holding shares as nominees, will be borne one-half by KeyCorp and one-half by Victory Capital Holdings, Inc., after the Fund contributes $9,967 to such costs.

Voting Information and Discretion of the Persons Named as Proxies

While the Special Meeting is also called to act upon any other business that may properly come before it, as of the date of this Proxy Statement, the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their best business judgment.

A properly executed proxy returned with instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power). Shares represented by broker non-votes or abstentions (collectively, "abstentions"), will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for obtaining requisite approval for Proposal 2, but will not affect the outcome of a vote to adjourn the Special Meeting.

A quorum to conduct business at the Special Meeting is constituted by the presence in person or by proxy of the holders of more than one third of the outstanding shares of the Trust entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment requires the affirmative vote of a majority of the shares represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. Any adjourned session or sessions may be held within a reasonable period after the date set for the original Special Meeting without the necessity of further notice.

Submission of Proposals for the Next Shareholder Meeting

Under the Trust's Trust Instrument and Bylaws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act. Therefore, the Trust does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

PART 4 — TRUST INFORMATION

The Trust is a statutory trust established under Delaware law. The operations of the Trust are governed by a Trust Instrument dated August 1, 2003. The Trust is an open-end management investment company consisting of a single series.

The Board can divide the Fund into classes of shares. The Fund currently offers only Class A shares.

Board of Trustees

Overall responsibility for management of the Trust rests with the Trustees, who are elected by the shareholders of the Trust. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are Independent Trustees. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. Information about the Trustees nominated for election is set forth in Proposal 1 of this Proxy Statement.

Officers

The officers of the Trust, their ages, the length of time served and principal occupations during the past five years are as follows:

Name (Age)	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael D. Policarpo, II, (38)	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010) of the Adviser.
Mr. Derrick A. MacDonald, (42)	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology and Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).
Mr. Christopher K. Dyer, (51)	Secretary	February 2006	Head of Mutual Fund Administration of the Adviser.
Mr. Jay G. Baris, (59)	Assistant Secretary	August 2003	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).
Mr. Christopher E. Sabato, (44)	Treasurer	May 2006	Senior Vice President, Treasury Services, Citi Fund Services, Inc.
Mr. Eric B. Phipps, (41)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services, Inc. (since 2006).
Mr. Edward J. Veilleux, (69)	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002.

The mailing address of each officer of the Trust is c/o The Victory Institutional Funds, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

With the exception of the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Investment Adviser, Administrator and Fund Accounting Agent, Sub-Adviser, Sub-Administrator and Sub-Fund Accounting Agent, Distributor and Other Service Providers

Victory Capital Management Inc., 4900 Tiedeman Road, Brooklyn, Ohio 44144, serves as Adviser and Administrator and Fund Accounting agent of the Funds. The Adviser is a New York corporation that is registered as an investment adviser with the SEC. As of December 31, 2012, the Adviser had approximately $22 billion in assets under management.

Set forth in Exhibit E is certain information with respect to the executive officers and owners of the Adviser as of March 15, 2013, and information with respect to the executive officers and directors (and owners) of the Adviser expected to serve in those capacities following completion of the Transaction.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as Sub-Administrator and Sub-Fund Accounting agent for the Funds.

Distributor

Victory Capital Advisers, Inc. (the "Distributor"), 4900 Tiedeman Road, Brooklyn, Ohio 44144, is a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114. The Distributor is an affiliate of the Adviser and, along with the Adviser, is to be acquired by Victory Capital Holdings, Inc., a portfolio company of Crestview, in the Transaction.

As a result of the Transaction, the Trust will need to enter into a new distribution agreement with the Distributor on behalf of each Fund of the Trust. On February 20, 2013, the Board approved a new distribution agreement with the same terms as the current agreement and with a two year term. The new distribution agreement would take effect at the Closing.

Custodians and Transfer Agent

KeyBank, 127 Public Square, Cleveland, Ohio 44114, serves as custodian for the Fund.

Citi Fund Services Ohio, Inc. serves as transfer agent and dividend disbursing agent for the Victory Fund Complex.

Legal Counsel

Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104, serves as legal counsel to the Trust.

EXHIBIT INDEX

EXHIBIT	EXHIBIT NAME	PAGE
Exhibit A	Fees Paid to the Independent Public Accountant	A-1
Exhibit B	New Advisory Agreement	B-1
Exhibit C	Fees Paid to the Adviser and its Affiliates	C-1
Exhibit D	Comparable Fund Fees of the Adviser	D-1
Exhibit E	Directors, Executive Officers and Owners of the Adviser (current and projected after closing of the Transaction)	E-1

EXHIBIT A

Fees Paid to the Independent Public Accountant

The charts below disclose fees paid by the Fund, the Adviser, and Affiliated Service Providers to E&Y.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

	AUDIT FEES		AUDIT-RELATED FEES
	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011
Institutional Diversified Stock Fund	$17,475.00	$16,800.00	None	None
Security Counts (Paid by the Adviser)	4,200.00	1,530.00	—	—

Tax Fees and All Other Fees

	TAX FEES		ALL OTHER FEES
	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011
Institutional Diversified Stock Fund	$4,200.00	$4,000.00	None	None

Fees for non-audit services provided to the Fund's Affiliated Service Providers for which pre-approval by the Audit and Risk Oversight Committee was required

	AUDIT-RELATED FEES		TAX FEES		ALL OTHER FEES
	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011
Institutional Diversified Stock Fund	None	None	None	None	None	None

Aggregate non-audit fees for services provided to the Fund, the Adviser, and its
Affiliated Service Providers, regardless of whether pre-approval was required

	AGGREGATE NON-AUDIT FEES
	Fiscal Year Ended October 31, 2012	Fiscal Year Ended October 31, 2011
Institutional Diversified Stock Fund	$4,200.00	$4,000.00
Tax Returns for liquidated funds of The Victory Portfolios	41,579.17	—
Tax Returns for Other Victory Trusts	123,430.00	110,200.00
Victory Capital Series	15,000.00	15,000.00
India tax fee	4,500.00	12,329.00
KeyBank tax services	51,325.00	65,765.00

A-1

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EXHIBIT B

New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT
between
THE VICTORY INSTITUTIONAL FUNDS
and
VICTORY CAPITAL MANAGEMENT INC.

AGREEMENT made as of the ____ day of _______, 2013, by and between The Victory Institutional Funds (the "Trust"), a Delaware statutory trust which may issue one or more series of shares of beneficial interest, and Victory Capital Management Inc., a New York corporation (the "Adviser").

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to the funds listed on Schedule A individually and not jointly (each, a "Fund" and collectively, the "Funds"), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

Appointment.

(a)  General. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

(b)  Employees of Affiliates. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.

(c)  Sub-Advisers. It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a "Sub-Adviser"), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Trust and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act or any exemptive relief granted thereunder. The Adviser will review, monitor and report to the Trust's Board of Trustees regarding the performance and investment procedures of any Sub-Adviser. In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser or employ another Sub-Adviser without further shareholder approval, to the extent consistent with the 1940 Act or any exemptive relief granted thereunder. A Sub-Adviser may be an affiliate of the Adviser.

Delivery of Documents. The Trust has delivered to the Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

°  the Trust's Trust Instrument;

°  the Bylaws of the Trust;

°  resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of this Agreement;

°  the most recent Post-Effective Amendment to the Trust's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the "Commission");

°  Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

°  the currently effective Prospectuses and Statements of Additional Information of the Funds.

Investment Advisory Services.

°  Management of the Funds. The Adviser hereby undertakes to act as investment adviser to the Funds. The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

supervise all aspects of the operations of the Trust and each Fund;

obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' investment portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund's investment portfolio;

determine which issuers and securities shall be included in the portfolio of each Fund;

furnish a continuous investment program for each Fund;

in its discretion and without prior consultation with the Trust, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser's functions as provided above, including the making of appropriate periodic reports to the Trust's Board of Trustees.

°  Covenants. To the extent the Fund has adopted or adopts a "manager of managers" structure in reliance on the Manager of Managers Order, subject to the review of the Board of Trustees, the Adviser shall serve as the investment adviser. The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Trust Instrument, Bylaws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Adviser in writing. The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Trust's Board of Trustees. The management of the Funds by the Adviser shall at all times be subject to the review of the Trust's Board of Trustees.

°  Books and Records. Pursuant to applicable law, the Adviser shall keep each Fund's books and records required to be maintained by, or on behalf of, the Funds with respect to advisory services rendered hereunder. The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

°  Reports, Evaluations and other Services. The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser's services hereunder as the Trust's Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Board of Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

°  Purchase and Sale of Securities. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Funds. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.

°  Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion. The Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Fund and their reasonableness in relation to their benefits to the Fund. Any transactions for a Fund that are effected through an affiliated broker-dealer on a national securities exchange of which such broker-dealer is a member will be effected in accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Rule lla2-2(T). The Fund hereby authorizes any such broker or dealer to retain commissions for effecting such transactions and to pay out of such retained commissions any compensation due to others in connection with effectuating those transactions.

°  Aggregation ·of Securities Transactions. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of

Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

Representations and Warranties.

°  The Adviser hereby represents and warrants to the Trust as follows:

The Adviser is a corporation duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

The Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

The Adviser at all times shall provide its best judgment and effort to the Trust in carrying out the Adviser's obligations hereunder.

°  The Trust hereby represents and warrants to the Adviser as follows:

The Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms.

The Trust is registered as an investment company with the Commission under the 1940 Act and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

Compensation. As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 3, each Fund shall pay to the Adviser out of Fund assets an annual fee, computed and accrued daily and paid in arrears on the first business day of every month, at the rate set forth opposite such Fund's name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month. At the request of the Adviser, some or all of such fee shall be paid directly to a Sub-Adviser. The fee for any partial month under this Agreement shall be calculated on a proportionate basis. In the event that the total expenses of a Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the Adviser will bear the amount of such excess, except: (i) the Adviser shall not be required to bear such excess to an extent greater than the compensation due to the Adviser for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require; and (ii) the Adviser shall not be required to bear the expenses of a Fund to an extent which would result in the Fund's or Trust's inability to qualify as a regulated investment company under the provisions of Subchapter M of the Code.

Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Adviser are or may be or become similarly interested in the Trust.

Expenses. As between the Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Funds shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, which the parties acknowledge might be higher than other brokers would charge when a Fund utilizes a broker which provides brokerage and research services to the Adviser as contemplated under Paragraph 3 above; (iii) fees and expenses of the Trust's Trustees that are not employees of the Adviser; (iv) legal and audit expenses; (v) administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Funds' shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders, unless otherwise required; (viii) all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; (ix) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (x) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust's Board of Trustees; (xii) association membership dues authorized by the Trust's Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds' assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust's Trustees and officers.

Non-Exclusive Services; Limitation of Adviser's Liability. The services of the Adviser to the Funds are not to be deemed exclusive and the Adviser may render similar services to others and engage in other activities. The Adviser and its affiliates may enter into other agreements with the Funds and the Trust for providing additional services to the Funds and the Trust which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

Effective Date; Modifications; Termination. This Agreement shall become effective as of the date first above written, provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

°  This Agreement shall continue in force until December 31, 2014. Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting shares of the Fund.

°  The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

°  Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. Such a termination by the Trust may be effected severally as to any particular Fund, and shall be effected as to any Fund by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

Limitation of Liability of Trustees and Shareholders. The Adviser acknowledges the following limitation of liability:

The terms "The Victory Institutional Funds" and "Trustees" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "The Victory Institutional Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

Service Mark. The service mark of the Trust and the name "Victory" (and derivatives thereof) have been licensed to the Trust by the Adviser, pursuant to a License Agreement, and their continued use is subject to the right of the Adviser to withdraw this permission under the License Agreement in the event the Adviser or an affiliate of the Adviser is not the investment adviser to the Trust.

Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein,

shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

Structure of Agreement. The Trust is entering into this Agreement on behalf of the respective Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing:

°  any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

°  under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

°  the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Trust and the Funds, on the other hand, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Trust and any Fund or (ii) the relationships among the respective Funds.

Governing Law. This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act or any rule or regulation of the SEC thereunder.

Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

Notices. Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to 3435 Stelzer Road, Columbus, Ohio 43219-3035, Attention: Chair of the Board; with a copy to Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York, 10104, Attention: Jay G. Baris, Esq., or at such other address or to such individual as shall be so specified by the Trust to the Adviser. Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, Attention: President, with a copy to Christopher K. Dyer, or at such other address or to such individual as shall be so specified by the Adviser to the Trust. Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

THE VICTORY INSTITUTIONAL FUNDS On behalf of the Funds listed on Schedule A, individually and not jointly	VICTORY CAPITAL MANAGEMENT INC.
By:_____________________________________	By:_____________________________________
Name: Title:	Name: Title:

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT
between
THE VICTORY INSTITUTIONAL FUNDS
and
VICTORY CAPITAL MANAGEMENT INC.
Dated _______ __, 2013

Name of Fund Fee[1]	Last Approved	Must Be Approved By
Institutional Diversified	0.50%	December 31, 2014 Stock Fund

Current as of

THE VICTORY INSTITUTIONAL FUNDS

By:____________________________________
Name:
Title:

Accepted:

VICTORY CAPITAL MANAGEMENT INC.

By:____________________________________
Name:
Title:

1  Expressed as a percentage of average daily net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily or contractually waive any portion of the advisory fee from time to time. In addition, the Adviser may from time to time undertake in writing to limit the Funds' total expenses for a definite period of time.

EXHIBIT C

Fees Paid to the Adviser and Its Affiliates

The chart below reflects the fees paid to the Adviser under the Current Advisory Agreement for each Fund, for the fiscal year ended October 31, 2012. The fee rates are shown below. If the New Advisory Agreement is adopted, there will be no change in the applicable fee rate. The chart also reflects any advisory fee waivers and expense reimbursements.

FUND	ADVISORY FEE RATE	NET ASSETS (amounts in 000's)	ADVISORY FEES (amounts in 000's)	FEE WAIVERS AND EXPENSE REIMBURSEMENTS (amounts in 000's)
Institutional Diversified Stock Fund	0.50%	$612,338	$3,226	None

The chart below reflects the fees paid to the Administrator under the Fund Accounting and Administration Agreement for each Fund, for the fiscal year ended October 31, 2012. There were no fee waivers or expense reimbursements under the Administration and Fund Accounting Agreement. The chart also reflects the portion of the Fund Accounting and Administration fees paid by the Administrator, and out-of-pocket expenses reimbursed by the Fund, to Citibank as sub-fund administrator and sub-fund accountant. Administration fees are payable by the Fund as an annual fee, accrued daily and paid monthly, based upon the average daily net assets of the Fund (plus reasonable out-of-pocket expenses), at the following rates: 0.03% of the first $100 million, and 0.02% of assets in excess of $100 million, subject to an annual minimum fee of $25,000.

(amounts in 000's)
FUND	ADMINISTRATION FEES	PORTION OF FEE PAID AND OUT-OF-POCKET EXPENSES REIMBURSED TO CITIBANK
Institutional Diversified Stock Fund	$170	$170

The table below shows amounts paid to KeyBank, an affiliate of the Adviser, during the fiscal year of the Funds ended October 31, 2012 for the services listed.

(amounts in 000's)
FUND	Line of Credit Commitment Fee	Line of Credit Interest	Custody Fees	Custody Out-of-Pocket Expenses Reimbursed
Institutional Diversified Stock Fund	$21	$1	$60	$9

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EXHIBIT D

Comparable Funds for which Victory Capital Management Inc.
Serves as Investment Adviser or Sub-Adviser

Victory Fund	Comparable Fund Name	Comparable Fund Assets Managed by the Adviser as of December 31, 2012 (Millions)	Comparable Fund Fee Rate
			Assets	Annual Fee Rate
Institutional Diversified Stock Fund	Diversified Stock Fund of The Victory Portfolios (adviser)	$1,814	Annual fee, accrued daily and paid monthly, based upon the average daily net asset value of the Fund.	0.65% on the first $800 million, 0.60% on the next $1.6 billion and 0.55% on assets in excess of $2.4 billion.
	Diversified Stock Fund of The Victory Variable Insurance Funds (adviser)	33	Annual fee, accrued daily and paid monthly, based upon the average daily net asset value of the Fund.	0.30%

Comparable Funds for which Victory Capital Management Inc.
Serves as Administrator

Victory Fund	Comparable Fund Name	Comparable Fund Assets Administered by the Administrator as of December 31, 2012 (Millions)	Comparable Fund Fee Rate
			Assets	Annual Fee Rate
Institutional Diversified Stock Fund of The Victory Institutional Funds	The Victory Portfolios and The Victory Variable Insurance Funds	$6,918	Annual fee, accrued daily and paid monthly, based upon the combined average daily net assets of both trusts (plus reasonable out-of-pocket expenses).	0.108% of the first $8 billion, 0.078% of the next $2 billion, 0.075% of the next $2 billion, and 0.065% of assets in excess of $12 billion.

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EXHIBIT E

Directors, Executive Officers and Owners of the Adviser

The following table sets forth the directors and executive officers Victory Capital Management Inc. (the "Adviser"), their business addresses and their principal occupation or business as of March 15, 2013, as well as the same information for the executive officers and directors expected to serve following the closing of the Transaction.

The Adviser, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, is 100 percent owned by KeyBank National Association, which is 100 percent owned by KeyCorp, both of which are located at 127 Public Square, Cleveland Ohio 44114. After the Closing of the Transaction, the Adviser will be owned by Victory Capital Holdings, Inc., a portfolio company of Crestview, both of which are located at 667 Madison Avenue, New York, NY 10065.

NAME AND BUSINESS ADDRESS	PRINCIPAL OCCUPATION/BUSINESS

PRIOR TO THE TRANSACTION:

David C. Brown	Director, and Co-Chief Executive Officer, the Adviser.
Christopher A. Ohmacht	Director, Co-President and Co-Chief Executive Officer.
Lori Swain	Chief Administrative Officer, the Adviser.
Michael D. Policarpo, II	Senior Managing Director, the Adviser; President of Victory Capital Advisers, Inc. (the "Distributor").
Peter W. Scharich	Treasurer and Chief Financial Officer, the Adviser.
Richard G. Zeiger	Director and Secretary, the Adviser.
Holly M. Cavalier	Chief Compliance Officer, the Adviser.
Joseph Rosmarin	Director, the Adviser; Chief Compliance Officer, KeyCorp.

AFTER THE TRANSACTION:

David C. Brown	Director and Chief Executive Officer, the Adviser; Director, Victory Capital Holdings, Inc.
Christopher A. Ohmacht	Director and President, the Adviser; Director, Victory Capital Holdings, Inc.
Michael D. Policarpo, II	Director and Chief Financial Officer, the Adviser; President, the Distributor.
Paul G. Psicznyk	Director and Head of Institutional Sales, the Adviser.
Kevin Schmeits	Director and Head of Intermediary and Retirement Sales, the Adviser.

The principal business address for each of the above persons is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, other than Mr. Ohmacht, whose business address is 45 Rockefeller Plaza, 33rd Floor, New York, NY 10111, and Mr. Zeiger and Mr. Rosmarin, whose business address is 127 Public Square, Cleveland, Ohio 44114.

E-1

PROXY CARD

THE VICTORY INSTITUTIONAL FUNDS

Institutional Diversified Stock Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2013

The undersigned, revoking prior proxies, hereby appoints Christopher K. Dyer and Michael D. Policarpo, II, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Special Meeting”) of Class A shares of Institutional Diversified Stock Fund, a series of The Victory Institutional Funds, to be held at the Trust’s offices, 3435 Stelzer Road, Columbus, Ohio on May 17, 2013, at 11:30 A.M. Eastern Time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Note:  Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign.  If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123

REPRESENTATIVE	Simply dial toll-free (866) 796-3441 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.

TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 17, 2013.  The proxy statement for this meeting is available at: www.proxyonline.com/docs/victoryif.pdf

TAGID:	CUSIP:

INSTITUTIONAL DIVERSIFIED STOCK FUND – CLASS A SHARES

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:

VOTE ON PROPOSALS:

1.	A proposal to elect seven Trustees.	FOR	WITHHOLD

	1. Mr. David Brooks Adcock	☐	☐

	2. Mr. Nigel D. T. Andrews	☐	☐

	3. Ms. E. Lee Beard	☐	☐

	4. Mr. David C. Brown	☐	☐

	5. Ms. Sally M. Dungan	☐	☐

	6. Mr. David L. Meyer	☐	☐

	7. Mr. Leigh A. Wilson	☐	☐

		FOR	AGAINST	ABSTAIN

2.	Proposal to approve a new Advisory Agreement for the Fund.	☐	☐	☐

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.